UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

AVEO Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor
Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 588-1960

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2017, AVEO Pharmaceuticals, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Second Amended and Restated 2010 Stock Incentive Plan (the “Second Amended and Restated Incentive Plan”), which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

The following brief description of the Second Amended and Restated Incentive Plan is qualified in its entirety by reference to the complete text of the plan, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference:

Number of Shares Available for Awards

The number of shares of the Company’s common stock available for issuance under the Second Amended and Restated Incentive Plan is the sum of (i) 11,375,000 shares of common stock plus (ii) the number of shares of the Company’s common stock subject to awards granted under the 2002 Incentive Plan which expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right, up to a maximum of 625,000 shares (subject, in the case of incentive stock options, to any limitations of the Code). These numbers are subject to adjustment in the event of changes in capitalization and other similar events.

Under the fungible share counting provision, any award that is not a “full-value award” is counted against the number of shares available for issuance under the Second Amended and Restated Incentive Plan as one share for each share of common stock subject to such award, and any award that is a full-value award is counted as 1.5 shares for each one share of common stock subject to such full-value award, subject to adjustment in the event of changes in capitalization and other similar events. A “full-value award” is any restricted stock award, restricted stock unit award, or other stock-based award with a per share price or per unit purchase price lower than 100% of the fair market value (as defined under the Second Amended and Restated Incentive Plan) of the Company’s common stock on the date of grant.

All shares of common stock covered by stock appreciation rights are counted against the number of shares available for grant of awards under the Second Amended and Restated Incentive Plan. However, stock appreciation rights that may be settled only in cash are not so counted, and if the Company grants a stock appreciation right in tandem with an option for the same number of shares of the Company’s common stock and provides that only one such award may be exercised, which is referred to as a “tandem SAR”, only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Second Amended and Restated Incentive Plan.

Shares covered by awards under the Second Amended and Restated Incentive Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of a stock appreciation right that was settleable either in cash or in stock actually being settled in cash) will again be available for the grant of awards under the Second Amended and Restated Incentive Plan (subject, in the case of incentive stock options, to any limitations under the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”)). To the extent a share that was subject to an award that was counted as 1.5 shares under the fungible share counting provision is returned to the Second Amended and Restated Incentive Plan, 1.5 shares will again be available for the grant of awards under the Second Amended and Restated Incentive Plan. In the case of the exercise of a stock appreciation right, the number of shares counted against the shares available under the Second Amended and Restated Incentive Plan will be the full number of shares subject to the stock appreciation right multiplied by the percentage of the stock appreciation right actually exercised, regardless of the number of shares actually used to settle the stock appreciation right upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of common stock that are delivered (either by actual delivery, attestation, or net exercise) to the Company by a participant to purchase shares of common stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the Second Amended and Restated Incentive Plan. Shares of common stock that are repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for the future grant of awards under the Second Amended and Restated Incentive Plan.

The maximum number of shares of common stock with respect to which awards may be granted under the Second Amended and Restated Incentive Plan to any participant is 1,000,000 per fiscal year, subject to adjustment in the event of changes in capitalization and other similar events. For these purposes, each share of common stock subject to an award is counted as one share of common stock (including each share of common stock subject to a full-value award), and the combination of an option in tandem with a SAR is treated as a single award.

Types of Awards

The Second Amended and Restated Incentive Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based and cash-based awards (collectively “Awards”).

Certain of the Awards described below are subject to minimum vesting requirements, as specified below under “—Minimum Vesting Requirements.”

Incentive Stock Options and Nonqualified Stock Options. Optionees receive the right to purchase a specified number of shares of the Company’s common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price that is less than the fair market value of the Company’s common stock on the date of grant, provided that if the Board approves the grant of an option with an exercise price to be determined on a future date, the exercise price will be not less than 100% of the fair market value of the Company’s common stock on such future date. Options may not be granted for a term in excess of ten years. The Second Amended and Restated Incentive Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, by check or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions and to the extent provided in the applicable option agreement or approved by the Board, by delivery of shares of common stock to the Company, (iii) to the extent provided in an applicable nonqualified stock option agreement or approved by the Board, by delivery of a notice of “net exercise,” (iv) to the extent provided in the applicable option agreement or approved by the Board, by any other lawful means, or (v) by any combination of these forms of payment. No option granted under the Second Amended and Restated Incentive Plan may contain any provision entitling the holder thereof to the automatic grant of additional options in connection with any exercise of the original option, nor may any option provide for the payment or accrual of dividend equivalents.

Director Options. The Company’s non-employee directors receive an automatic grant of nonqualified stock options to purchase 40,000 shares of common stock upon commencement of service on the Board (the “initial grant”) and an automatic grant of nonqualified stock options to purchase an additional 20,000 shares of common stock on the date of each annual meeting (the “annual grant”), provided that in the case of annual grants, such director must (i) be serving as a director immediately prior to and immediately following the Company’s annual meeting and (ii) have served on the Board for at least six months. Initial grants and annual grants will (i) have an exercise price equal to the fair market value of the Company’s common stock on the date of grant, (ii) expire on the earlier of 10 years from the date of grant or three months following cessation of service on the Board and (iii) contain such other terms and conditions as the Board determines. The Second Amended and Restated Incentive Plan provides that initial grants shall vest in thirty-six equal monthly installments commencing on the first day of the month following the date of grant and annual grants shall vest in twelve equal monthly installments commencing on the first day of the month following the date of grant (or, in the case of annual grants, if earlier, on the date that is one business day prior to the Company’s next annual meeting), provided, in either case, that the individual is still serving on the Board on each vesting date. No additional vesting will take place after the non-employee director ceases to serve as a director. The Board may provide for accelerated vesting in the case of death, disability, a Change in Control Event (as defined below), attainment of mandatory retirement age, or retirement following at least 10 years of Board service. The Board has the discretion to provide for different vesting provisions and conditions than those set forth above, to increase or decrease the number of shares subject to initial grants and annual grants, and to issue stock appreciation rights, restricted stock awards or other stock-based awards in lieu of some or all of such options. Any such discretionary awards to non-employee directors, however, may only be granted and administered by a committee, all the members of which are independent directors as defined by Section 5605(a)(2) of the NASDAQ Marketplace Rules.

Stock Appreciation Rights. A stock appreciation right (an “SAR”), is an award entitling the holder, upon exercise, to receive an amount of the Company’s common stock determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of the Company’s common stock over the measurement price of the SAR. The measurement price will not be less than 100% of the fair market value of the Company’s common stock on the date the SAR is granted; provided that if the Board approves the grant of a SAR effective as of a future date, the measurement price will be not be less than 100% of the fair market value of the Company’s common stock on such future date. SARs may not be granted with a term in excess of 10 years. SARs may be granted independently or in tandem with an option. When SARs are expressly granted in tandem with options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event or Change in Control Event, each as defined below), (ii) the SAR will terminate and no longer be exercisable upon termination or exercise of the related option (except to the extent designated by the Board in connection with a Reorganization Event or Change in Control Event), except that a SAR granted with respect to less than the full number of shares covered by an option will not be reduced until the number of shares as to which the related option has been exercised or has terminated exceeds the number of shares not covered by the SAR, (iii) the option will terminate and no longer be exercisable upon exercise of the related SAR, and (iv) the SAR will be transferable only with the related option. No SAR granted under the Second Amended and Restated Incentive Plan may contain any provision entitling the holder thereof to the automatic grant of additional SARs in connection with any exercise of the original SAR, nor may any SAR provide for the payment or accrual of dividend equivalents.

Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of the Company’s common stock, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Unless otherwise provided in the applicable restricted stock award agreement, any dividends (whether paid in cash, stock or property) declared and paid with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares.

Restricted Stock Unit Awards. Restricted stock unit awards entitle the recipient to receive shares of the Company’s common stock, or cash equal to the fair market value of such shares, to be delivered at the time such award vests pursuant to the terms and conditions established by the Board. The Board may, in its discretion, provide that settlement of a restricted stock unit will be deferred, on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any restricted stock units. The Board may, in its sole discretion, provide that a grant of restricted stock units may provide the participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of the Company’s common stock; however, any such dividend equivalents will be subject to the same restrictions on transfer and forfeitability as the restricted stock units with respect to which such dividend equivalents are awarded.

Other Stock-Based Awards. Under the Second Amended and Restated Incentive Plan, the Board has the right to grant other awards of shares of the Company’s common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of the Company’s common stock or other property (collectively “other stock-based awards”), including, without limitation, awards entitling recipients to receive shares of the Company’s common stock to be delivered in the future. Other stock-based awards are also available as a form of payment in settlement of other Awards granted under the Second Amended and Restated Incentive Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of the Company’s common stock or in cash, as the Board may determine. Any dividend equivalents awarded in respect of other stock-based awards will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which such dividend equivalents are awarded.

Cash-Based Awards. The Board may also grant awards denominated in cash rather than shares of common stock, (“cash-based awards”), including performance awards, as described in further detail below. Any dividend equivalents awarded in respect of cash-based awards will be subject to the same restrictions on transfer and forfeitability as the cash-based award with respect to which such dividend equivalents are awarded.

Performance Awards. Restricted stock awards, restricted stock unit awards, other stock-based awards or cash-based awards under the Second Amended and Restated Incentive Plan may be made subject to the achievement of performance goals. Such awards are referred to as “performance awards”. Performance awards can also provide for cash payments of up to $1,000,000 per fiscal year per individual. Performance awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code will be made only by a committee (or subcommittee) of the Board comprised solely of two or more directors eligible to serve on a committee making awards qualifying as “performance-based compensation” under Section 162(m) of the Code. For any award intended to qualify as “performance-based compensation,” the committee will specify that the degree of granting, vesting and/or payout will be subject to the achievement of one or more objective performance measures established by the committee, which will be based on the relative or absolute attainment of any combination of the following:

•	the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right;

•	achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies;

•	the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development;

•	the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials;

•	the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets;

•	new product or service releases;

•	the achievement of qualitative or quantitative performance measures set forth in operating plans approved by the Board from time to time;

•	specified levels of product sales; net income; earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization; operating profit before or after discontinued operations and/or taxes; sales; sales growth; earnings growth; cash flow or cash position; gross margins; stock price; market share; or return on sales, assets, equity or investment;

•	improvement of financial ratings;

•	achievement of balance sheet or income statement objectives;

•	total stockholder return; and/or

•	other comparable measures of financial and operational performance.

Such goals may reflect, as applicable, absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measures of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The committee may specify that such performance measures will be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, and (v) charges for restructuring and rationalization programs.

Such performance measures may vary by participant and may be different for different awards, may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the committee, and will be set by the committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code. The committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such a performance award, and the committee may not waive the achievement of applicable performance measures except in the case of death or disability of the participant or a Change in Control Event.

Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code may be based on these or other performance measures as the Board may determine.

The Company believes that disclosure of any further details concerning the performance measures for any particular year may be confidential commercial or business information, the disclosure of which could adversely affect the Company.

Any dividend equivalents awarded with respect to performance awards will be subject to the same restrictions on transfer and forfeitability as the performance awards with respect to which such dividend equivalents are awarded.

Minimum Vesting Requirements

The Second Amended and Restated Incentive Plan provides that no option that vests solely based on the passage of time that is granted to an employee in connection with his or her commencement of employment will vest earlier than the first anniversary of its date of grant or the date of commencement of employment, whichever is earlier. However, the Board, either at the time the option is granted or at any time thereafter, may allow an option to accelerate and become vested, in whole or in part, prior to the first anniversary of its date of grant, in the event of the death or disability of the participant; the termination of the participant’s employment by or service to the Company under specified circumstances; or a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company.

Awards of restricted stock, restricted stock unit awards, other stock-based awards and cash-based awards that vest solely based on the passage of time will be zero percent vested prior to the first anniversary of the date of grant (or, in the case of awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant), no more than one-third vested prior to the second anniversary of the date of grant (or, in the case of awards to non-employee directors, if earlier, the date of the second annual meeting held after the date of grant), and no more than two-thirds vested prior to the third anniversary of the date of grant (or, in the case of awards to non-employee directors, if earlier, the date of the third annual meeting held after the date of grant). Awards of restricted stock, restricted stock unit awards, other stock-based awards and cash-based awards that do not vest solely based on the passage of time (excluding performance awards) will not vest prior to the first anniversary of the date of grant (or, in the case of awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant). The minimum vesting requirements in the two foregoing sentences will not apply to awards of restricted stock, restricted stock unit awards, other stock-based awards and cash-based awards granted, in the aggregate, for up to 10% of the maximum number of authorized shares for which Awards may be made under the Second Amended and Restated Incentive Plan. Except as otherwise provided in the case of performance awards, the Board may, either at the time an award of restricted stock, a restricted stock unit award, other stock-based award or cash-based award is made, or at any time thereafter, waive its right to repurchase shares of common stock (or waive the forfeiture thereof) or remove or modify the restrictions applicable to such award, in whole or in part, in the event of the death or disability of the participant; the termination of the participant’s employment by or service to the Company under specified circumstances; or a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company.

No more than 50% of the aggregate number of shares of the Company’s common stock underlying performance awards that are made during any calendar year under the Second Amended and Restated Incentive Plan will vest prior to the first anniversary of the date of grant.

Transferability of Awards

Except as the Board may otherwise determine or provide in an Award, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

All of the Company’s employees, officers, and directors, as well as the Company’s consultants and advisors, are eligible to receive Awards under the Second Amended and Restated Incentive Plan. However, incentive stock options may only be granted to the Company’s employees, employees of the Company’s present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

Administration

The Second Amended and Restated Incentive Plan is administered by the Board. The Board has the authority to grant Awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Second Amended and Restated Incentive Plan that it deems advisable and to construe and interpret the provisions of the Second Amended and Restated Incentive Plan and any Award agreements entered into under the Second Amended and Restated Incentive Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Second Amended and Restated Incentive Plan or any Award in the manner and to the extent it deems expedient and will be the sole and final judge of such expediency. All decisions by the Board will be made in the Board’s sole discretion and will be final and binding on all persons having or claiming any interest in the Second Amended and Restated Incentive Plan or in any Award.

Pursuant to the terms of the Second Amended and Restated Incentive Plan, the Board may delegate any or all of its powers under the Second Amended and Restated Incentive Plan to one or more committees or subcommittees of the Board. The Board has authorized the Company’s compensation committee to administer certain aspects of the Second Amended and Restated Incentive Plan, including the granting of Awards to executive officers, and has authorized a committee of the Board, consisting of Mr. Bailey, to grant options to non-executive employees, subject to limitations set by the compensation committee.

In addition, to the extent permitted by applicable law, the Board may delegate to one or more of the Company’s officers the power to grant Awards (subject to any limitations under the Second Amended and Restated Incentive Plan) to the Company’s employees or officers and to exercise such other powers under the Second Amended and Restated Incentive Plan as the Board may determine. The Board will fix the terms of any Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted. No officer will be authorized to grant Awards to any “executive officer” (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).

Subject to any applicable limitations contained in the Second Amended and Restated Incentive Plan (including with respect to performance awards), the Company’s compensation committee generally selects the recipients of Awards and determines the following with respect to such Awards (provided that, at times, the Company’s compensation committee recommends to the Board certain aspects of an Award or Awards for the Board’s approval):

•	the number of shares of the Company’s common stock covered by options and the dates upon which the options become exercisable;

•	the exercise price of options (which may not be less than 100% of the fair market value of the Company’s common stock on the date of grant);

•	the duration of options (which may not exceed 10 years);

•	the duration and terms of any cash-based awards; and

•	the number of shares of the Company’s common stock subject to any SAR, restricted stock award, restricted stock unit award or other stock-based award and the terms and conditions of such awards, including conditions for repurchase, issue price, measurement price, repurchase price and vesting.

Each Award under the Second Amended and Restated Incentive Plan may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat participants uniformly. The Board will determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights under the Award.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of the Company’s common stock, other than an ordinary cash dividend, the Company is required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by the Board, to (i) the number and class of securities available under the Second Amended and Restated Incentive Plan, (ii) the share counting rules and sublimits set forth in the Second Amended and Restated Incentive Plan, (iii) the number and class of securities and exercise price per share of each outstanding option and each option issuable to the Company’s non-employee directors under the Second Amended and Restated Incentive Plan, (iv) the share- and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock or restricted stock unit award, and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding other stock-based award.

The Second Amended and Restated Incentive Plan also contains provisions addressing the consequences of any “Reorganization Event”, which is defined as (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Company’s common stock is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Company’s common stock for cash, securities or other property pursuant to a share exchange or other transaction or (c) the Company’s liquidation or dissolution.

Upon the occurrence of a Reorganization Event, or the Company’s execution of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding options be assumed, or that equivalent options be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). If the Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the applicable option agreement or any other agreement between the participant and the Company, any assumed or substituted options held by the Company’s employees shall become immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Reorganization Event, the participant’s employment with the Company or the acquiring or succeeding corporation is terminated without cause (as defined in the Second Amended and Restated Incentive Plan). If the acquiring or succeeding corporation (or an affiliate thereof) in a Reorganization Event does not agree to assume or substitute for outstanding options, or in the event of the Company’s liquidation or dissolution, the Board will provide that all unexercised options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of the Reorganization Event, except to the extent exercised by the participant before the consummation of the Reorganization Event. If, under the terms of the Reorganization Event, holders of the Company’s common stock receive a cash payment for each share of common stock surrendered pursuant to the Reorganization Event (the “Acquisition Price”), the Board may instead provide that all outstanding options will terminate upon consummation of the Reorganization Event and that each participant will receive a cash payment equal to the amount by which the Acquisition Price multiplied by the number of shares of common stock subject to such outstanding options exceeds the aggregate exercise price of such options and any applicable tax withholdings.

Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the Company’s repurchase and other rights with respect to outstanding awards of restricted stock and restricted stock unit awards will inure to the benefit of the Company’s successor and will apply to the cash, securities or other property into which the Company’s common stock is converted into or exchanged for pursuant to the Reorganization Event in the same manner and to the same extent as they applied to the Company’s common stock subject to such restricted stock and restricted stock unit awards.

The Second Amended and Restated Incentive Plan also contains provisions addressing the consequences of any “Change in Control Event”, which is generally defined as (a) the acquisition of beneficial ownership of the Company’s capital stock if, after such acquisition, the acquirer owns 50% or more of the then-outstanding shares of the Company’s common stock or 50% or more of the combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of the Company’s directors, subject to certain limitations, (b) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange or a sale or other disposition of all or substantially all of the Company’s assets, subject to certain limitations, (c) such time as the Company’s continuing directors (as defined under the Second Amended and Restated Incentive Plan) cease to constitute a majority of the Board (or, if applicable, the Board of directors of the Company’s successor corporation) or (d) the Company’s liquidation or dissolution.

Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the applicable option agreement or any other agreement between a participant and the Company, each option held by the Company’s employees will be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the participant’s employment with the Company or the acquiring or succeeding corporation is terminated without cause (as defined in the Second Amended and Restated Incentive Plan).

Upon the occurrence of a Change In Control Event (regardless of whether it is also a Reorganization Event), except to the extent specifically provided to the contrary in the Award agreement or any other agreement between a participant and the Company, each award of restricted stock and each restricted stock unit award held by the Company’s employees will immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the participant’s employment with the Company or the acquiring or succeeding corporation is terminated without cause.

The Board may specify in an Award at the time of grant the effect of a Reorganization Event or Change in Control Event on any SAR or other stock-based award.

Subject to the minimum vesting requirements described above, the Board may at any time provide that any Award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

Substitute Awards

In connection with the Company’s merger or consolidation with another entity or the Company’s acquisition of property or stock of another entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Second Amended and Restated Incentive Plan. Substitute Awards will not count against the Second Amended and Restated Incentive Plan’s overall share limit or any sublimit in the Second Amended and Restated Incentive Plan, except as may be required by the Code.

Limitations on Repricing

Unless the Company’s stockholders approve such action (except as provided under the Second Amended and Restated Incentive Plan in connection with a change in capitalization or similar event, Reorganization Event, or Change in Control Event), the Second Amended and Restated Incentive Plan provides that the Company may not:

•	amend any outstanding stock option or SAR granted under the Second Amended and Restated Incentive Plan to provide an exercise or measurement price per share that is lower than the then-current exercise or measurement price per share of such outstanding award;

•	cancel any outstanding option or SAR (whether or not granted under the Second Amended and Restated Incentive Plan) and grant in substitution therefor new Awards under the Second Amended and Restated Incentive Plan (other than as substitute Awards as described above) covering the same or a different number of shares of the Company’s common stock and having an exercise or measurement price per share lower than the then-current exercise or measurement price per share of the cancelled award;

•	cancel in exchange for a cash payment any outstanding option or SAR with an exercise or measurement price per share above the then-current fair market value of the Company’s common stock; or

•	take any other action that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market.

Provisions for Foreign Participants

The Board may modify Awards granted under the Second Amended and Restated Incentive Plan to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Second Amended and Restated Incentive Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination

No Award may be granted under the Second Amended and Restated Incentive Plan after December 31, 2022, but Awards previously granted may extend beyond that date. The Board may amend, suspend or terminate the Second Amended and Restated Incentive Plan or any portion thereof at any time, except that (i) to the extent required by Section 162(m) of the Code, no Award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment will become exercisable, realizable or vested, as applicable, unless and until such amendment has been approved by the Company’s stockholders if required by Section 162(m), and (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be made effective unless and until such amendment has been approved by the Company’s stockholders. If at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code with respect to incentive stock options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Second Amended and Restated Incentive Plan will apply to, and be binding on the holders of, all Awards outstanding under the Second Amended and Restated Incentive Plan at the time the amendment is adopted, provided that the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Second Amended and Restated Incentive Plan. No Award will be made that is conditioned upon stockholder approval of any amendment to the Second Amended and Restated Incentive Plan.

The Board may also amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonqualified stock option, subject in each case to the limitations set forth in the Second Amended and Restated Incentive Plan with respect to repricings, minimum vesting, performance awards, and actions requiring stockholder approval. Such actions will require the approval of the participant, unless the Board determines that the action, taking into account any related action, does not materially and adversely affect such participant’s rights under the Second Amended and Restated Incentive Plan or the change is permitted under the Second Amended and Restated Incentive Plan in connection with a change in capitalization or similar event, Reorganization Event or Change in Control Event.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2017, the Company filed a certificate of amendment to its Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 200,000,000 shares to 250,000,000 shares.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the following proposals:

1. The following nominees were elected to the Company’s Board of Directors for terms expiring at the 2018 annual meeting of shareholders.

	For	Withheld	Broker Non-Votes
Mr. Michael Bailey	51,823,278	874,609	31,044,735
Mr. Kenneth Bate	44,364,745	8,333,142	31,044,735
Dr. Anthony Evnin	51,818,957	878,930	31,044,735
Dr. Robert Young	51,816,941	880,946	31,044,735

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	51,716,387
Against:	857,651
Abstain:	123,849
Broker Non-Votes:	31,044,735

3. The shareholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every year.

Every 1 Year:	50,897,314
Every 2 Years:	198,761
Every 3 Years:	1,509,210
Abstain:	92,602

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory shareholder vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

4. The Company’s Second Amended and Restated Incentive Plan was approved.

For:	51,448,928
Against:	1,203,889
Abstain:	45,070
Broker Non-Votes:	31,044,735

5. An amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 250,000,000 shares was approved.

For:	64,366,940
Against:	18,222,590
Abstain:	1,153,092

6. An amendment to the Company’s Restated Certificate of Incorporation was approved to effect a reverse stock split of the Company’s common stock, by a ratio of not less than 1-for-3 and not more than 1-for-15, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Board of Directors.

For:	74,015,270
Against:	9,528,887
Abstain:	198,465

7. The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017 was ratified.

For:	81,891,90
Against:	1,359,290
Abstain:	491,431

Item 9.01. Financial Statements Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment

99.1	Second Amended and Restated 2010 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEO Pharmaceuticals, Inc.

Date: June 27, 2017

By:	/s/ Michael Bailey
Michael Bailey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description
3.1	Certificate of Amendment
99.1	Second Amended and Restated 2010 Stock Incentive Plan